UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

MATCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2020, Match Group, Inc. entered into Amendment No. 6 (the “Sixth Amendment”) to that certain credit agreement, dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, as further amended as of August 14, 2017 and as further amended as of December 7, 2018, with JPMorgan Chase Bank, N.A., as administrative agent, and certain lenders party thereto (the “Existing Credit Agreement” and, as amended by the Sixth Amendment, the “Amended Credit Agreement”).

The Sixth Amendment amends the Existing Credit Agreement to, among other things: (i) increase the aggregate amount of commitments under the revolving credit facility thereunder to $750 million; (ii) extend the maturity date of the revolving credit facility thereunder to February 13, 2025; (iii) extend the maturity date of the term loan facility thereunder to February 13, 2027; (iv) reduce the applicable interest rate margins with respect to the revolving credit facility and the term loan facility; and (v) make certain other changes to the covenants, events of default and other provisions therein.

The foregoing description of the Sixth Amendment is not intended to be complete and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 6 dated as of February 13, 2020 to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, as further amended as of August 14, 2017 and as further amended December 17, 2018, among Match Group, Inc., as borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Gary Swidler
	Name:	Gary Swidler
	Title:	Chief Financial Officer

Date: February 20, 2020